UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 16, 2018, Avadel Pharmaceuticals plc (the “Company”), together with its subsidiaries Avadel Pharmaceuticals (USA), Inc., Avadel Pediatrics, Inc., FSC Therapeutics LLC (“FSC Therapeutics”), and Avadel US Holdings, Inc. (“Holdings”), as the “Sellers,” completed the previously announced disposition of four pediatric commercial stage assets – Karbinal™ ER, Cefaclor, Flexichamber™ and AcipHex® Sprinkle™, together with certain associated business assets – to Cerecor, Inc. (“Cerecor”), pursuant to the terms of an asset purchase agreement between the Sellers and the Buyer dated as of February 12, 2018 (the “Purchase Agreement”). Certain additional details of the Purchase Agreement and the transactions contemplated thereby (collectively, the “Transaction”) were set forth in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 12, 2018.

In connection with the closing of the Transaction, the Company or one of its subsidiaries entered into a License and Development Agreement, a Deerfield Guaranty and an Armistice Guaranty, each as hereinafter defined.

License and Development Agreement

In connection with the closing under the Purchase Agreement, on February 16, 2018 Flamel Ireland Limited, an Irish limited company operating under the trade name of Avadel Ireland (“Avadel Ireland”) and a wholly-owned subsidiary of the Company, and Cerecor entered into a license and development agreement (the “License and Development Agreement”), effective as of February 16, 2018, pursuant to which, among other things:

•	Avadel Ireland will provide Cerecor with four product formulations utilizing Avadel Ireland’s LiquiTime™ technology, and will complete pilot bioequivalence studies for such product formulations within 18 months;

•	Cerecor will reimburse Avadel Ireland for development costs of the four LiquiTime™ products in excess of $1 million in the aggregate;

•	Upon transfer of the four product formulations, Cerecor will assume all remaining development costs and responsibilities for the product development, clinical studies, NDA applications and associated filing fees; and

•	Upon regulatory approval and commercial launch of any LiquiTime™ products, Cerecor will pay Avadel Ireland quarterly royalties based on a percentage of net sales of any such products in the mid-single digits.

The foregoing summary of the License and Development Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the License and Development Agreement. The Company intends to submit a FOIA Confidential Treatment Request with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 for certain portions of the License and Development Agreement. The License and Development Agreement, in redacted form subject to such confidential treatment request, will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Deerfield Guarantee

In connection with the closing under the Purchase Agreement, on February 16, 2018, the Company and Holdings provided their guarantee (the “Deerfield Guarantee”) in favor of Deerfield CSF, LLC, Peter Steelman and James Flynn (“Deerfield”). Under the Deerfield Guarantee, the Company and Holdings guaranteed to Deerfield the payment by Cerecor of the obligations of the Company and certain of its subsidiaries (the “Assumed Obligations”) under the Membership Interest Purchase Agreement between the Company and Deerfield dated February 5, 2016. The Assumed Obligations include (i) a quarterly payment of $262,500 beginning in July 2018 and ending in October 2020, amounting to an aggregate payment obligation of $2,625,000; (ii) a payment in January 2021 of $15,262,500; and (iii) a quarterly royalty payment of 15% on net sales of the FSC products through February 6, 2026 (“FSC Product Royalties”), in an aggregate amount of up to approximately $10,300,000. In addition, under the Deerfield Guarantee, the Company and Holdings guaranteed that Deerfield would receive certain minimum annual FSC Product Royalties through February 6, 2026 (the “Minimum Royalties”).

The foregoing summary of the Deerfield Guarantee does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Deerfield Guarantee, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Armistice Guarantee

In connection with the closing under the Purchase Agreement, on February 16, 2018, Armistice Capital Master Fund, Ltd. (“Armistice”), the majority shareholder of Cerecor, guaranteed to Holdings the payment by Cerecor of the Assumed Obligations, including the Minimum Royalties.

The foregoing summary of the Armistice Guarantee does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Armistice Guarantee, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 2.01	Completion of Acquisition or Disposition of Assets.

See Item 1.01 above, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Attached as Exhibit 99.1 hereto are the following:

•	Explanatory Note and Basis of Presentation with respect to Unaudited Pro Forma Condensed Combined Financial Statements.

•	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 (and notes thereto).

•	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016 (and notes thereto).

•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the nine months ended September 30, 2017 (and notes thereto).

•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the twelve months ended December 31, 2016 (and notes thereto).

(d)	Exhibits

99.1	Unaudited pro forma financial information, consisting of:

	•	Explanatory Note and Basis of Presentation with respect to Unaudited Pro Forma Condensed Combined Financial Statements.

	•	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 (and notes thereto).

	•	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016 (and notes thereto).

	•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the nine months ended September 30, 2017 (and notes thereto).

	•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the twelve months ended December 31, 2016 (and notes thereto).

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements, including, but not limited to, statements related to the Company’s sale of its pediatric assets to Cerecor, the Company’s ability to develop four new pediatric products under its license and development agreement with Cerecor, the Company’s business strategy and development plans, expected financial performance in future periods, expected timing of clinical, regulatory and commercial events, and other statements that are not historical facts. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe that the forward-looking statements contained in this report are based on reasonable assumptions within the bounds of our knowledge of our business and operations, our business is subject to significant risks and there can be no assurance that actual results will not differ materially from the expectations expressed in the forward-looking statements contained in this report. We undertake no obligation to update these forward-looking statements as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements. Except as required by law, we specifically disclaim any obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Michael F. Kanan
Michael F. Kanan
Senior Vice President and
Chief Financial Officer

Date: February 23, 2018

Exhibit Index

99.1	Unaudited pro forma financial information, consisting of:

	•	Explanatory Note and Basis of Presentation with respect to Unaudited Pro Forma Condensed Combined Financial Statements.

	•	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 (and notes thereto).

	•	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016 (and notes thereto).

	•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the nine months ended September 30, 2017 (and notes thereto).

	•	Unaudited pro forma condensed combined statement of income (loss) of the Company for the twelve months ended December 31, 2016 (and notes thereto).

2